Financial Instruments	12 Months Ended
Dec. 31, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments

8. Financial Instruments

(a) Fair value of financial instruments

The carrying value of cash and cash equivalents and restricted cash, are considered Level 1 items as they represent liquid assets with short-term maturities, trade receivables, amounts due to related parties, trade accounts payable and accrued liabilities approximate their fair value.

The fair value of variable rate long-term debt (Note 7) approximates the recorded value, due to its variable interest being based on the LIBOR and the SOFR rates and due to the fact that the lenders have the ability to pass on their funding cost to the Partnership under certain circumstances, which reflects their current assessed risk. We believe the terms of our loans are similar to those that could be procured as of December 31, 2022. LIBOR and SOFR rates are observable at commonly quoted intervals for the full term of the loans and hence bank loans are considered Level 2 items in accordance with the fair value hierarchy.

The fair value of the fixed rate long-term debt (Note 7 ((iii) and (xviii)) as of December 31, 2022 was approximately $121,720 (carrying value: $142,778) and was determined by using Level 2 inputs being the discounted expected cash flows of the outstanding amount.

The 2022 Bonds and the 2021 Bonds (Note 7 ((xix) and (xx))) have a fixed rate, and their estimated fair values as of December 31, 2022 were determined through Level 1 inputs of the fair value hierarchy (quoted price under the ticker symbols CPLPB1 and CPLPB2 on Athens Stock Exchange) and were approximately $228,424 (carrying value: $266,610).

There were no Level 3 items.

Derivative instruments

In connection with the issuance of the 2022 Bonds and the 2021 Bonds (Note 7), the Partnership entered into certain cross-currency swap agreements to manage the related foreign currency exchange risk by effectively converting the fixed-rate, Euro-denominated Bonds, including the semi-annual interest payments for the period from July 26, 2022 to July 26, 2029 and from October 21, 2021 to October 21, 2025, respectively to fixed-rate, U.S. Dollar-denominated debt. The economic effect of the swap agreements is to eliminate the uncertainty of the cash flows in U.S. Dollars associated with the issuance of the 2022 Bonds and the 2021 Bonds by fixing the principal amount of the 2022 Bonds and the 2021 Bonds, with a fixed annual interest rate. The cross-currency swap agreement related to the 2022 Bonds was designated as an accounting hedge.

Derivative instruments not designated as hedges are not speculative and are used to manage the Partnership’s exposure to identified risks but do not meet the strict hedge accounting requirements and/or the Partnership has not elected to apply hedge accounting. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in the consolidated statements of comprehensive income.

Changes in the fair value of derivatives designated as accounting hedges are recorded in the consolidated statements of other comprehensive income (effective portion), until the hedged item is recognized in the consolidated statements of comprehensive income.

The following table summarizes the terms of the cross-currency swap agreements and their respective fair value as of December 31, 2022.

Derivative Liabilities:

Effective Date	Termination Date	Notional Amount in thousands EURO	Notional Amount in United States Dollars	Fixed Rate the Partnership receives in EURO	Fixed Rate the Partnership pays in United States Dollars	Fair Value December 31, 2022 in United States Dollars
21/10/2021	21/10/2025	120,000	139,716	2.65%	3.655%	$10,068
21/10/2021	21/10/2025	30,000	34,929	2.65%	3.690%	2,641
26/07/2022	26/07/2029	100,000	101,800	4.40%	6.550%	816
					Total Fair Value	$13,525

8. Financial Instruments – Continued

(a) Fair value of financial instruments – Continued

Derivative instruments – Continued

 The following tables summarize the effect of the cross-currency swap agreements for the years ended December 31, 2022, 2021 and 2020.

Derivative designated as accounting hedge
	Amount of gain / (loss) recognized in other comprehensive loss
	2022	2021	2020
Cross-currency swap agreement related to the 2022 Bonds	$(1,757)	$—	$—
Reclassification to other income / (expense), net	(3,009)	—	—
Total recognized in other comprehensive loss	$(4,766)	$—	$—

Derivatives not designated as accounting hedges
	Amount of gain / (loss) recognized in other income / (expense), net
	2022	2021	2020
Change in fair value of derivatives related to the 2021 Bonds	$(9,542)	$(3,167)	$—
Realized interest income / (expense), net of derivatives related to the 2021 Bonds	(2,258)	(374)	—
Total recognized in other income / (expense), net	$(11,800)	$(3,541)	$—

The estimated net expense that is expected to be reclassified within the next 12 months from Other Comprehensive Loss to earnings in respect of the settlements on cross-currency swaps amounts to $1,987.

The fair value of the cross-currency swap agreements is presented net of accrued interest expense which is recorded in “Accrued liabilities” in the consolidated balance sheets.

Items Measured at Fair Value on a recurring Basis - Fair Value Measurements

Recurring Measurements 2022:	December 31, 2022	Quoted prices in active markets for identical assets (Level 1)	Significant other Observable inputs (Level 2)	Unobservable Inputs (Level 3)
Cross Currency SWAP (120,000)	$10,068	$—	$10,068	$—
Cross Currency SWAP (30,000)	2,641	—	2,641	—
Cross Currency SWAP (100,000)	816	—	816	—
Total	$13,525	$—	$13,525	$—

The fair value (Level 2) of cross-currency swap derivative agreements is the present value of the estimated future cash flows that we would receive or pay to terminate the agreements at the balance sheet date, taking into account, as applicable, current interest rates, foreign exchange rates and the credit worthiness of both us and the derivative counterparty. This line item is presented in “Derivative liabilities” in the consolidated balance sheets.

(b) Concentration of credit risk

Financial instruments which potentially subject the Partnership to significant concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivable, net. The Partnership places its cash and cash equivalents, consisting mostly of deposits, with a limited number creditworthy financial institutions rated by qualified rating agencies. Most of the Partnership’s revenues were derived from a few charterers.